EXHIBIT (b)

             CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND TREASURER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with this semi-annual report on Form N-CSR for U.S. Global Accolade Funds (the Registrant) for the period ended April 30, 2005, as furnished to the Securities and Exchange Commission (the "Report"), the undersigned officers of the Registrant hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each such officer's knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





By:      /s/Frank E. Holmes
         -------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    July 8, 2005




By:      /s/Catherine A. Rademacher
         --------------------------
         Catherine A. Rademacher
         Treasurer
Date:    July 8, 2005